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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                  JUNE 29, 2007

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                          DIGITALFX INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)


                                     FLORIDA
         (State or other Jurisdiction of Incorporation or Organization)


        0-27551                                          65-0358792
(Commission File Number)                       (IRS Employer Identification No.)

                             3035 EAST PATRICK LANE
                                    SUITE #9
                               LAS VEGAS, NV 89120
                         (Address of Principal Executive
                              Offices and zip code)

                                  702-938-9300
                             (Registrant's telephone
                          number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02         DEPARTURE  OF  DIRECTORS  OR  CERTAIN  OFFICERS;  ELECTION  OF
                  DIRECTORS;   APPOINTMENT  OF  CERTAIN  OFFICERS;  COMPENSATORY
                  ARRANGEMENTS OF CERTAIN OFFICERS.
ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

         Effective  as of June 29, 2007,  the  Registrant  amended  Section 5 of
Article II of its Bylaws to provide for a board of directors consisting of three to five members, with the actual number to be determined by resolution of the board of directors, and Section 1 of Article IV of its Bylaws to provide for the issuance of uncertificated shares. Section 5 of Article II of the Registrant's Bylaws previously provided for a board of directors consisting of three directors. Section 1 of Article IV of the Registrant's Bylaws previously provided for the issuance of certificated shares.

         Effective as of June 29, 2007 and pursuant to the authority granted by the Registrant's Bylaws, the Registrant's board of directors adopted resolutions setting the number of directors at four and appointing Emanuel Gerard to fill the vacant seat on the board of directors. Mr. Gerard will receive quarterly compensation of $2,500, plus $1,000 for every meeting of the board of directors attended in person or $500 for every telephonic meeting of the board of directors. Mr. Gerard will also serve as a member of the Audit Committee and Compensation Committee of the Registrant's board of directors.

         Mr. Gerard currently serves as an advisor to and investor in several private enterprises. From 2003 to 2006, Mr. Gerard served as the Vice Chairman of BMO Capital Markets. Prior thereto Mr. Gerard served as the chairman of Gerard Klauer Mattison & Co., an investment banking firm he founded in 1989.

         Prior to his appointment as a member of the Registrant's board of directors, Mr. Gerard did not have any material relationship with the Registrant and no such relationship is currently proposed. Mr. Gerard does not have any family relationships with any of the Registrant's other directors or executive officers.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, DigitalFX International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DIGITALFX INTERNATIONAL, INC.


Date:  July 6, 2007                By:    /s/ Lorne Walker
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                                          Lorne Walker
                                          Chief Financial Officer and Secretary


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